SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                Amendment No.1

                                CURRENT REPORT

                                _____________

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: March 25, 1998



                       RECKSON ASSOCIATES REALTY CORP.
            (Exact name of Registrant as specified in its Charter)



                                   Maryland
                           (State of Incorporation)



        1-13762                                    11-3233650
(Commission File Number)                   (IRS Employer Id. Number)


225 Broadhollow Road                                11747
Melville, New York                               (Zip Code)
(Address of principal executive offices)


                          (516) 694-690
      (Registrant's telephone number, including area code)

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated March 23, 1998, as set forth in the pages attached hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)  Exhibits

     23.1 Consent of Kinsey, Beck & Company, independent auditors, in respect of report of independent auditors dated February 10, 1998.

     23.2 Consent of Ernst & Young LLP, independent auditors, in respect of report of independent auditors dated February 17, 1998.




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              RECKSON ASSOCIATES REALTY CORP.





                              /s/ J. Michael Maturo
                              ________________________________
                              J. Michael Maturo
                              Executive Vice President
                              and Chief Financial Officer



Date:  March 25, 1998


                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement Form S-3 No. 333-28015 of Reckson Associates Realty Corp. (the "Company") of our report dated February 10, 1998, with respect to the statement of revenues and certain expenses of 51 JFK Parkway, Short Hills, NJ for the years ended December 31, 1997 and 1996, included in the Company's Form 8-K filed with the Securities and Exchange Commission on March 24, 1998.




                                   Kinsey, Beck & Company




New York, New York
March 23, 1998


                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement
Form S-3 No. 333-28015 of Reckson Associates Realty Corp. (the "Company") of our report dated February 17, 1998, with respect to the statement of revenues and certain expenses of the Stamford Towers Office Property for the year ended December 31, 1997, included in the Company's Form 8-K filed with the Securities and Exchange Commission on March 24, 1998.


                                   Ernst & Young LLP


New York, New York
March 23, 1998